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                                                                     EXHIBIT 4-F

                              CERTIFICATE OF TRUST


                 The undersigned, the trustees of Phillips 66 Capital VI, desiring to form a business trust pursuant to Section 3810 of the Delaware Business Trust Act, 12 Del. C. Section 3810, hereby certify as follows:

                 (a) The name of the business trust being formed hereby (the "Trust") is "Phillips 66 Capital VI".

                 (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                                  The Bank of New York (Delaware)
                                  White Clay Center, Route 273
                                  Newark, Delaware 19711

                 (c) This Certificate of Trust shall be effective as of the date of filing.


Dated:  May 22, 1998


                                        /s/ T.C. Morris
                                        --------------------------------------
                                        Name:  T.C. Morris
                                        Title: Trustee


                                        /s/ John A. Carrig
                                        --------------------------------------
                                        Name:  John A. Carrig
                                        Title: Trustee


                                        /s/ R.B. Gisi
                                        --------------------------------------
                                        Name:  R.B. Gisi
                                        Title: Trustee


                                        THE BANK OF NEW YORK (DELAWARE), as
                                        Trustee


                                        By: /s/  Mary Jane Morrissey
                                           -----------------------------------
                                           Name:  Mary Jane Morrissey
                                           Title: Authorized Signatory